UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2011
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Blue Bridge Capital, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0054006	26-1402471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

637 Howard Street
San Francisco, CA 94105
(Address of principal registered offices, including zip code)

1-888-494-2330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 30, 2011, following a careful consideration of all relevant factors, including the costs incurred by Blue Bridge Capital, Inc., formerly Apextalk Holdings, Inc. (the “Company”), to comply with the periodic reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors (the “Board”) of the Company approved the filing of a Form 15 by the Company to terminate the registration of its common stock and suspend its duty to file reports under the Exchange Act.  Upon filing of the Form 15 on September 30, 2011, the Company’s common stock (OTCBB: APXG) will no longer be quoted on OTCBB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Bridge Capital, Inc.

Date: September 30, 2011	By:	/s/Hui Liu
Hui Liu
Chief Executive Officer